SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                         THE ADVISORS' INNER CIRCLE FUND
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                           FMA SMALL COMPANY PORTFOLIO

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456


Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a Special Meeting of Shareholders ("the Meeting") of the FMA Small Company Portfolio (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"). The Meeting is scheduled for Tuesday, September 12, 2006. If you are a shareholder of record of the Fund as of the close of business on Friday, July 14, 2006, you are entitled to vote at the Meeting, and any adjournment of the Meeting, on a proposal to approve a new investment advisory agreement ("New Agreement") for the Fund (the "Proposal").

The Proposal relates to the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Fiduciary Management Associates, LLC ("FMA"), the investment adviser to the Fund. This New Agreement is proposed to have the same advisory fees as, and otherwise not materially differ from, the current advisory agreement (the "Current Agreement") between the Trust, on behalf of the Fund, and the adviser, FMA.

Mr. Robert Carr, III, a co-founder and Senior Managing Director of FMA retired from FMA effective June 12, 2006. Mr. Carr's retirement was part of a long-term succession plan set in place when he and Kathryn Vorisek, Senior Managing Director and Chief Investment Officer, and several other management employees completed a management buyout of the firm in 2002. Since that time, Mr. Carr and Ms. Vorisek have co-managed the firm, with Mr. Carr taking responsibility for the firm's marketing and client service efforts and Ms. Vorisek managing the investment process as well as the business and financial operations of the firm. FMA has built and maintained a team of senior management professionals, including senior portfolio managers, a disciplined research staff, a Chief Operating Officer, a Chief Marketing and Client Services Officer, and a Chief Compliance Officer and Director of Finance & Administration.

Assisted by this team of experienced professionals, Ms. Vorisek will continue to manage the firm, focusing particularly on FMA's investment strategy and process. FMA is committed to continuing to provide the same quality investment management performance and service to the Fund as it has in the past.

Other than the retirement of Mr. Carr and the resulting change in ownership that will occur upon the repurchase by FMA of Mr. Carr's equity interest on or about September 30, 2006, all other aspects of the relationship between FMA and the Fund, including the operations of FMA, the fees payable to FMA and the persons responsible for day-to-day investment management of the Fund, are expected to remain unchanged. Ms. Vorisek has been and will continue to be the lead portfolio manager for the Fund, supported by an Associate Team Leader and a team of analysts. FMA has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to the Fund under the New Agreement.

Under the Investment Company Act of 1940, as amended (the "1940 Act"), Mr. Carr's interest is presumed to be a controlling interest and as such the repurchase of his interest by FMA will constitute a change in control of FMA that will result in the assignment, and automatic termination, of FMA's Current Agreement with the Trust under Section 15 of the 1940 Act. Consequently, the

Trust will need to enter into a New Agreement with FMA, which requires the approval of both the Board of Trustees (the "Board") and the shareholders of the Fund. Approval of the New Agreement is not a condition to the repurchase of Mr. Carr's interest in FMA.

At its May 15, 2006 meeting, the Board reviewed and approved the New Agreement to take effect upon the change in control, subject to shareholder approval of the Proposal. Based on information that the Board received from FMA, the Board concluded that it is in the best interests of shareholders to approve the New Agreement and recommended that the Proposal be submitted to shareholders for approval. To help you further understand the Proposal, we have enclosed a Questions & Answers section that provides an overview of the Proposal.

More specific information about the Proposal is contained in the proxy statement, which you should consider carefully.

THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THIS PROXY STATEMENT AND VOTE YOUR SHARES TODAY. We have enclosed a proxy card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting.

If we do not receive your vote promptly, you may be contacted by a representative of the Fund or FMA, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-866-FMA-8333 (1-866-362-8333). Do not call the Fund Adviser, FMA.



Sincerely,

/S/ JAMES F. VOLK

James F. Volk
President


      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.
          A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR
          CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE
      INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE
                                    METHODS.

                         IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matter affecting the FMA Small Company Portfolio (the "Fund") of The Advisors' Inner Circle Fund (the "Trust") that requires a shareholder vote.

                              QUESTIONS AND ANSWERS

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials - a booklet that includes the proxy statement and a proxy card - because you have the right to vote on this important proposal concerning your investment in the Fund (the "Proposal").

Q.       WHAT IS HAPPENING?

A. Mr. Robert Carr, III, a co-founder and Senior Managing Director of FMA retired from FMA effective June 12, 2006. Mr. Carr's retirement was part of a long-term succession plan set in place when he and Kathryn Vorisek, Senior Managing Director and Chief Investment Officer, and several other management employees completed a management buyout of the firm in 2002. Since that time, Mr. Carr and Ms. Vorisek have co-managed the firm, with Mr. Carr taking responsibility for the firm's marketing and client service efforts and Ms. Vorisek managing the investment process as well as the business and financial operations of the firm. FMA has built and maintained a team of senior management professionals, including senior portfolio managers, a disciplined research staff, a Chief Operating Officer, a Chief Marketing and Client Services Officer, and a Chief Compliance Officer and Director of Finance & Administration.

         Other than the retirement of Mr. Carr and the resulting change in ownership that will occur upon the repurchase by FMA of Mr. Carr's equity interest on or about September 30, 2006, all other aspects of the relationship between FMA and the Fund, including the operations of FMA, the fees payable to FMA and the persons responsible for day-to-day investment management of the Fund, are expected to remain unchanged. Ms. Vorisek has been and will continue to be the lead portfolio manager for the Fund, supported by an Associate Team Leader and a team of analysts. FMA has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to the Fund under the New Agreement.

         Under the Investment Company Act of 1940, as amended (the "1940 Act"), Mr. Carr's interest is presumed to be a controlling interest and as such the repurchase of his interest by FMA will constitute a change in control of FMA that will result in the assignment, and automatic termination, of FMA's Current Agreement with the Trust under Section 15 of the 1940 Act. Consequently, the Trust will need to enter into a New Agreement with FMA, which requires the approval of both the Board of Trustees (the "Board") and the shareholders of the Fund. Approval of the New Agreement is not a condition to the repurchase of Mr. Carr's interest in FMA.

Q.       HOW WILL MR. CARR'S RETIREMENT AFFECT THE FUND?

A. Mr. Carr performed marketing and client services functions related to other clients, but did not perform any services related to the Fund. Furthermore, Mr. Carr was not responsible for the operations or financial management of the firm. His retirement is not expected to impact the Fund.

         Other than the change in the ownership of the investment adviser to the Fund, all other aspects including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Fund are expected to remain unchanged. FMA has assured the Board that there will be no reduction or other significant change in the nature or quality of the investment advisory services to the Fund under the New Agreement.

Q.       WHY AM I BEING ASKED TO VOTE ON A NEW ADVISORY AGREEMENT?

A. The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the investment company will terminate. At the time of FMA's repurchase of Mr. Carr's interest in FMA, the Current Agreement will terminate. On May 15, 2006, the Board approved a New Agreement under which, subject to its approval by the Fund's shareholders, FMA will continue to serve as investment adviser to the Fund after FMA's repurchase of Mr. Carr's interest.

         Except for the time periods covered by the agreements, there are no material differences between the New Agreement and the Current Agreement. The Fund's advisory fee rate will remain unchanged. If approved by shareholders, the New Agreement will take effect upon the change of control and termination of the Current Agreement.

Q.       WHAT HAPPENS IF THE NEW AGREEMENT IS NOT APPROVED?

A. In the event shareholders of the Fund do not approve the New Agreement, the Board has approved an interim agreement that would permit FMA to continue to serve as adviser to the Fund following the change in control for a period not to exceed 150 days, during which time the Board will consider such further action as it deems in the best interests of the shareholders of the Fund, including resubmitting the New Agreement to shareholders for approval.

Q.       HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees unanimously recommended that you vote "FOR" the Proposal. Please see "Board Recommendations" for a discussion of the Board's considerations in making its recommendation.

Q.       WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the Fund governance. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.       I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

A. Every vote is important. If numerous shareholders just like you fail to vote, the Fund may not receive enough votes to go forward with the meeting. If this happens, the Fund will need to solicit votes again.

Q.       HOW DO I PLACE MY VOTE?

A. You may provide the Trust with your vote via mail, by Internet, by telephone, or in person. You may use the enclosed postage-paid envelope to mail your proxy card or place your vote online at http://www.proxyvote.com. You may also vote by phone at 1-800-690-6903. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-800-FMA-8333 (1-800-362-8333).

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-866-FMA-8333 (1-866-362-8333) between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.


      PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED.
          A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR
          CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE
      INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE
                                    METHODS.

                           FMA SMALL COMPANY PORTFOLIO

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 2006

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the FMA Small Company Portfolio (the "Fund"), a series of The Advisors' Inner Circle Fund (the "Trust"), will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456 on Tuesday, September 12, 2006 at 1:00 p.m. Eastern Time.

At the Meeting, shareholders of record ("Shareholders") will be asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Fiduciary Management Associates, LLC ("FMA"), the Fund's investment adviser (a form of which is attached to the Proxy Statement as Exhibit A), and to transact such other business, if any, as may properly come before the Meeting.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by mail, by Internet at http://www.proxyvote.com, by telephone at 1-800-690-6903 or in person. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by written notice to the Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting in person at the Meeting.

Shareholders of record at the close of business on Friday, July 14, 2006 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                  By Order of the Board of Trustees

                                  /S/ JAMES F. VOLK

                                  James F. Volk
                                  President

                                  August 11, 2006

                           FMA SMALL COMPANY PORTFOLIO

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND
                            ONE FREEDOM VALLEY DRIVE
                            OAKS, PENNSYLVANIA 19456

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 12, 2006

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the special meeting of shareholders to be held on Tuesday, September 12, 2006 at 1:00 p.m. Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, PA 19456, and at any adjourned session thereof (such Special Meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the FMA Small Company Portfolio (the "Fund") of record at the close of business on Friday, July 14, 2006 ("Shareholders") are entitled to vote at the Meeting. The proxy card and this proxy statement are being mailed to Shareholders on or about August 11, 2006.

Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of July 14, 2006, the Fund had 8,241,803.641 units of beneficial interest ("Shares") issued and outstanding.

As used in this proxy statement, the Trust's Board of Trustees is referred to as the "Board," and the term "Trustee" includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an "Interested Trustee." A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust's investment advisers, Fiduciary Management Associates, LLC, the Trust's principal underwriter or any of their affiliates. Trustees who are not interested persons of the Trust are referred to in this proxy statement as "Independent Trustees."

GENERAL INFORMATION

         The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by Internet at http://www.proxyvote.com, by telephone at 1-800-690-6903 or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust or by submitting a subsequent proxy, by mail, by Internet, by telephone or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Fund at 1-866-FMA-8333 (1-866-362-8333).

         The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of the Trust, who will not be paid for these services. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by FMA, not the Fund.

         All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. A majority of the shares entitled to vote at the Meeting shall be a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote against the proposal.

         If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

REQUIRED VOTE

         The approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities.

PROPOSAL - APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND INFORMATION

         The FMA Small Company Portfolio (the "Fund") is the successor to the UAM Funds, Inc. FMA Small Company Portfolio (the "Predecessor Fund"), which was created on July 31, 1991. Fiduciary Management Associates, LLC ("FMA") has served as investment adviser to the Fund since December 18, 2002. FMA, Inc., the predecessor to FMA, served as investment adviser to the Fund since its establishment as a series on June 24, 2002 until December 18, 2002, and to the Predecessor Fund since its inception on July 31, 1991.

         FMA currently operates under an investment advisory agreement originally approved on January 17, 2003, and most recently renewed on May 15, 2006, between FMA and the Trust, on behalf of the Fund (the "Current Agreement").

THE CHANGE IN CONTROL OF FIDUCIARY MANAGEMENT ASSOCIATES, LLC

         Mr. Robert F. Carr III, a co-founder and Senior Managing Director of FMA retired effective June 12, 2006. In connection with Mr. Carr's retirement, FMA has agreed to repurchase Mr. Carr's equity interest in FMA, which, under the 1940 Act, is presumed to be a controlling interest. This repurchase of Mr. Carr's interest in FMA will constitute a change in control of FMA that will result in the assignment, and automatic termination of the Current Agreement with the Trust pursuant to the requirements of Section 15 of the 1940 Act, . Consequently, the Trust will need to enter into a New Agreement with FMA, which requires the approval of both the Board of Trustees (the "Board") and the shareholders of the Fund. Other than the retirement of Mr. Carr and the resulting change in the ownership of the investment adviser to the Fund, all other aspects of the relationship between FMA and the Fund, including the operations of the investment adviser, the fees payable to the investment adviser and the persons responsible for the day-to-day investment management of the Fund, are expected to remain unchanged. The following pages give you additional information about FMA and the matter on which you are being asked to vote.

BOARD APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

         The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the investment advisory agreement between the investment adviser and the investment company will terminate. Therefore, FMA's planned repurchase of Mr. Carr's equity interest in FMA will cause the Current Agreement to terminate. On May 15, 2006, the Board met in person and approved a new investment advisory agreement between the Trust, on behalf of the Fund, and FMA (the "New Agreement"), to take effect upon the planned change in control, subject to shareholder approval.

DESCRIPTION OF THE NEW AGREEMENT

         A form of the New Agreement is attached to this proxy statement as Exhibit A. There are no material differences between the New Agreement and the Current Agreement. For instance, the Fund's advisory fee rate will remain unchanged. With respect to duration of the New Agreement, the New Agreement provides that unless terminated as provided therein, the New Agreement shall continue for two years. Thereafter, the New Agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually:
         (a) by the vote of a majority of those members of the Board who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; or (b) by vote of a majority of the outstanding voting securities of the Fund.

         Pursuant to the New Agreement, FMA will continue to serve as the Fund's investment adviser. Each of the Current Agreement and the New Agreement requires the investment adviser to:

         o   Manage the investment and reinvestment of the Fund's assets;

         o   Continuously furnish an investment program for the Fund;

         o Determine the securities or investment instruments to be purchased, sold, lent or otherwise traded;

         o Provide the Trust, and any other agent designated by the Trust, with records concerning the adviser's activities which the Fund is required to maintain; and

         o Provide other reports reasonably requested by the Trust's administrator or the Trust's officers and Board concerning the adviser's discharge of the foregoing responsibilities.

         FMA is also required to render regular reports to the Fund's officers and Board concerning the discharge of its responsibilities.

         Each of the Current Agreement and the New Agreement also authorizes FMA to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and directs the investment adviser to seek to obtain the best available price and most favorable execution. Subject to policies established by the Board, FMA also may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the investment adviser's overall responsibilities with respect to the Fund, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and any Commission staff interpretations thereof.

         Each of the Current Agreement and the New Agreement obligates FMA to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Under the terms of each of the Current Agreement and the New Agreement, FMA will bear its costs of providing its services thereunder.

INFORMATION ON INVESTMENT ADVISORY FEES

         The New Agreement provides that the FMA Small Company Portfolio will pay FMA an advisory fee at the annual rate of 0.75% of the Fund's average daily net assets. This level of compensation is identical to the level of compensation under the Current Agreement. During the most recent fiscal year ended October 31, 2005, the Fund paid FMA $1,354,093 pursuant to the Current Agreement.

INFORMATION ON FMA

         Fiduciary Management Associates, LLC, a Delaware limited liability company located at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603, is the Fund's investment adviser and has served in such role since December 2002. FMA manages and supervises the investment of the Fund's assets on a discretionary basis. FMA is the successor to Fiduciary Management Associates, Inc. ("Old FMA"), which was, until December 2002, a wholly-owned subsidiary of Old Mutual (US) Holdings, Inc. ("Old Mutual"). Two senior officers of Old FMA, Robert F. Carr III and Kathryn A. Vorisek, and other senior members of the management team, organized FMA and purchased Old FMA from Old Mutual on December 17, 2002, to continue the investment advisory business of Old FMA. Old FMA served as investment adviser to the Fund and the Predecessor Fund from its inception on July 31, 1991, until the sale to FMA. FMA and the

         Predecessor Adviser have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1980. As of December 31, 2005, FMA had approximately $1.2 billion under management.

         Assuming FMA's repurchase of Mr. Carr's equity interest in FMA, the name and principal occupation of the control persons of FMA are listed below. The address for each of the persons listed below is c/o Fiduciary Management Associates, LLC, 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603.

        ----------------------------- -------------------------------------------------------------------------------
        NAME                          PRINCIPAL OCCUPATION
        ----------------------------- -------------------------------------------------------------------------------
        Kathryn A. Vorisek            Senior Managing Director and Chief Investment Officer
        ----------------------------- -------------------------------------------------------------------------------

RECOMMENDATION OF TRUSTEES

         BOARD CONSIDERATIONS REGARDING THE NEW AGREEMENT. At its meeting held on May 15, 2006, the Board considered the approval of the New Agreement. The Board took into consideration that other than the change in the ownership of the Adviser to the Fund, all other aspects, including the operations of the Adviser, the fees payable to the Adviser and the persons responsible for the day-to-day investment management of the Fund are expected to remain unchanged under the New Agreement. Representatives from FMA, who were present at the meeting, assured the Board that there would be no reduction or other significant change in the nature or quality of the investment advisory services to the Fund under the New Agreement. Thus, given the fact that there were no material differences between the Current Agreement and New Agreement, the Board made similar considerations with respect to New Agreement as they did for the Current Agreement.

         Prior to the meeting on May 15, 2006, the Board requested and received written materials from the Adviser regarding: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Fund and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (d) the extent to which economies of scale would be realized as the Fund grows; and
         (e) whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below.

         At the meeting, representatives from FMA, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the New Agreement. Among other things, the representatives provided a brief overview of the Adviser's ownership and structure, reviewed the Adviser's investment strategy and philosophy, and discussed the Adviser's stock selection criteria and portfolio composition principles. The Board then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the New Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

         The Independent Trustees, assisted by their independent legal counsel, met in executive session to discuss the New Agreement. After deliberating in executive session, the Board unanimously determined that it would be in the best interests of the Fund and its shareholders to approve the New Agreement.

         In determining whether to approve the New Agreement and to recommend its approval to shareholders, the Board considered, with the assistance of independent legal counsel, the following factors, in addition to all other information it deemed relevant, and drew the following conclusions:

         NATURE, EXTENT AND QUALITY OF ADVISORY AND OTHER SERVICES. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser's portfolio management personnel, and the Board concluded that it was satisfied with the services provided to the Fund.

         FUND PERFORMANCE AND INVESTMENT OBJECTIVES. The Board also compared the Fund's performance to benchmark indices and other similar mutual funds over various periods of time and concluded that they were satisfied with the investment performance of the Fund, in light of the factors described by the Adviser that contributed to the Fund's performance.

         COSTS OF ADVISORY SERVICES AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by the Fund were reasonable, the Board reviewed a report of the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund and concluded that such profit levels were reasonable. The Board also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the result of arm's length negotiations, and the expense ratio paid by the Fund was consistent with industry standards. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

         Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that terms of the New Agreement are fair and reasonable; (b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the New Agreement.

         BOARD RECOMMENDATION. Based upon its evaluation of all relevant factors, the Board of Trustees, including all of the Independent Trustees, concluded that the New Agreement would be in the best interests of the Fund and its shareholders.



         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE PROPOSAL.

ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS

         SEI Investments Global Funds Services ("SEIGFS") serves as the Fund's administrator. SEI Investments Distribution Co. ("SIDCO") serves as the Fund's distributor and principal underwriter. SEIGFS and SIDCO are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

 PAYMENT OF EXPENSES

         FMA will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures and of all related solicitations. The Fund will not incur any of these expenses.

BENEFICIAL OWNERSHIP OF SHARES

         The following table contains information about the beneficial ownership by shareholders of 5% or more of the Fund's outstanding shares as of July 14, 2006. On that date, the existing directors and officers of the Fund, together as a group, "beneficially owned" less than 1% of the Fund's outstanding shares.

         ------------------------------------------------ ------------------------- -------------------------
                                                                                           Percentage
         Name and Address of Shareholder                      Number of Shares          of Shares Owned
         ------------------------------------------------ ------------------------- -------------------------
         Fidelity Invest Inst Operations Co                    4,922,629.3090               59.73 %
         INC for Certain Employee Benefit Plans
         100 Magellan Way KWIC
         Covington, KY 41015-1999
         ------------------------------------------------ ------------------------- -------------------------
         Charles Schwab & Co., Inc                             1,009,177.3630               12.24 %
         Reinvestment Account
         Attn Mutual Funds
         101 Montgomery Street
         San Francisco, CA 94104-4122
         ------------------------------------------------ ------------------------- -------------------------

         The term "beneficial ownership" is as defined under Rule 16a-1(a)(2) under the 1934 Act. The information as to beneficial ownership is based on statements furnished to the Fund by the existing trustees of the Trust, and/or on the records of the Trust's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

         For a free copy of the Fund's annual report for the fiscal year ended October 31, 2005 and semi-annual report for the six-month period ended April 30, 2006, shareholders of the Fund may call 1-866-FMA-8333 (1-866-362-8333) or write to the Fund at FMA Small Company Portfolio, PO Box 219009, Kansas City, MO 64121.

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to, and does not, have annual meetings. Nonetheless, the Board of Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

VOTING AND OTHER MATTERS

         Abstentions and "broker non-votes" will not be counted for or against the proposal but will be counted for purposes of determining whether a quorum is present. The Trust believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the proposals when they have not received instructions from beneficial owners.

         No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interest of the Trust.

ADJOURNMENT

         In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote in favor of adjournments with respect to a proposal those proxies that they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Trust will bear the costs of any additional solicitation and any adjourned sessions.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                  By Order of the Trustees,



                                  James F. Volk
                                  President


Dated:  August 11, 2006

                                                                       EXHIBIT A

                         THE ADVISORS' INNER CIRCLE FUND


                      FORM OF INVESTMENT ADVISORY AGREEMENT



         AGREEMENT made this 12th day of September, 2006, by and between The Advisors' Inner Circle Fund, a Massachusetts business trust (the "Trust"), and Fiduciary Management Associates, LLC, a Delaware limited liability company (the "Adviser").

         WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") consisting of several series of shares, each having its own investment policies; and

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to such portfolio listed in Schedule A as the Trust and the Adviser may agree upon (the "Portfolio"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to (a) manage the investment and reinvestment of the assets, (b) to continuously review, supervise, and administer the investment program of the Portfolio, (c) to determine, in its discretion and without prior consultation, the securities or investment instruments to be purchased, sold, lent or otherwise traded, (d) to provide the Trust, and any other agent designated by the Trust, with records concerning the Adviser's activities which the Trust is required to maintain and (e) to provide other reports reasonably requested by the Trust's administrator or the Trust's Officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities.

         The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with (x) such policies as the Trustees may from time to time establish and communicate in writing to the Adviser, (y) the objectives, policies, and limitations for the Portfolio set forth in its prospectus and statement of additional information, which may be amended from time to time, and (z) applicable laws and regulations.

         The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. PORTFOLIO TRANSACTIONS. The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to the Portfolio and/or other accounts over which they exercise investment discretion. The Adviser will promptly communicate to the Trust, and any agent designated by the Trust such information relating to portfolio transactions as they may reasonably request.

         It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information.

3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A, which is attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule A, to the assets. The fee shall be based on the average daily net assets for the month involved.

         All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

4. OTHER EXPENSES. The Adviser shall pay all expenses, not otherwise paid by third parties, of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectus(es), statement(s) of additional information, proxy solicitation material and shareholder reports.

5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost.

         However, the Adviser will not bear expenses of any Portfolio which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not, during the term of this Agreement, materially impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser to the extent permitted by applicable law and any procedures approved by the Board of Trustees of the Trust.

11. LICENSE OF THE ADVISER'S NAME. The Adviser hereby agrees to grant a limited-purpose, non-exclusive, world-wide license to the Trust for use of its name in the names of the Portfolio for the term of this Agreement and such license shall terminate upon termination of this Agreement.

12. DURATION, AMENDMENT AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         This Agreement may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the U.S. Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

         This Agreement may be terminated as to the Portfolio at any time, without the payment of any penalty by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

         As used in this Section 12, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Commission under said Act.

13. CHANGE IN THE ADVISER'S OWNERSHIP. The Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Adviser within a reasonable time prior to such change being effected.

14. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Road, Oaks, PA 19456 and if to the Adviser, at 55 West Monroe Street, Suite 2550, Chicago, IL 60603.

15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

         No portfolio of the Trust shall be liable for the obligations of any other portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of the Portfolio for payment of fees for services rendered to the Portfolio.

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.


THE ADVISORS' INNER CIRCLE FUND

By: __________________________________________________

Attest: ______________________________________________


FIDUCIARY MANAGEMENT ASSOCIATES, LLC

By: __________________________________________________

Attest:_______________________________________________

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                         THE ADVISORS' INNER CIRCLE FUND
                                       AND
                      FIDUCIARY MANAGEMENT ASSOCIATES, LLC


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:


                  PORTFOLIO                              FEE
                  ---------                              ---
                  FMA Small Company Portfolio            0.75%

                           FMA SMALL COMPANY PORTFOLIO

                                   A SERIES OF

                         THE ADVISORS' INNER CIRCLE FUND

            FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE
                 SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON
                               SEPTEMBER 12, 2006

The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the "Shares"), hereby appoints James Ndiaye and Laurie Brooks as proxies and each of them, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the FMA Small Company Portfolio (the "Fund"), a series of the The Advisors' Inner Circle Fund (the "Trust") to be held at the offices of the Fund's administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 1:00 p.m., Eastern Time, on September 12, 2006, and any adjournments or postponements thereof (the "Meeting"); and the undersigned hereby instructs said proxies to vote:

Proposal 1.       To approve a new investment advisory agreement between the
                  Trust, on behalf of the Fund, and Fiduciary  Management
                  Associates, LLC

                  ____FOR           ____AGAINST                 ____ABSTAIN

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: ________________, 2006

                            ____________________________________________________
                            Signature of Shareholder

                            ____________________________________________________
                            Signature (Joint owners)

                            ____________________________________________________
                            Printed Name of Shareholder(s)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND.